UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

Pemco Aviation Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13829	84-0985295
(State of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Report is incorporated in this Item 1.01 by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2006, Pemco Aviation Group, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Silver Canyon Services, Inc. (“Silver Canyon”), pursuant to which the Company issued to Silver Canyon a senior secured note due February 15, 2007 in the principal amount of $5,000,000 (the “Note”). Certain of the Company’s subsidiaries (the “subsidiary guarantors”) are also parties to the Note Purchase Agreement, under which they have jointly and severally guaranteed the Company’s obligations under the Note. The Company intends to use the proceeds of the Note to fund working capital and minimum required pension funding.

The principal amount of the Note becomes due and payable on the earlier of (i) February 15, 2007, or (ii) the date on which amounts outstanding under the Company’s credit facility with Wachovia Bank and Compass Bank become due and payable. The Note accrues interest at an annual rate of 15%, which is payable quarterly in arrears commencing on March 1, 2006. The Company may, at its election, redeem the Note at a price equal to 100% of the principal amount then outstanding, together with accrued and unpaid interest thereon.

Pursuant a Security Agreement, dated as of February 15, 2006 (the “Security Agreement”), among the Company, the subsidiary guarantors, Silver Canyon, and Wachovia Bank, as collateral agent, the Company’s obligations under the Note are secured by a pledge of substantially all of the assets of the Company, and the guaranties of the subsidiary guarantors are secured by a pledge of substantially all of the assets of each subsidiary guarantor.

The Note Purchase Agreement contains representations and warranties, affirmative and negative covenants and agreements which are customary in similar types of agreements. The Company is subject to financial covenants under the Note Purchase Agreement, including a fixed charge coverage ratio covenant, a minimum adjusted net worth covenant, an adjusted liabilities to adjusted tangible net worth ratio covenant, an EBT covenant (as EBT is defined for purposes of the Note Purchase Agreement), and a maximum capital expenditures covenant.

In connection with entering into the Note Purchase Agreement, the Company entered into a Thirteenth Amendment, effective February 15, 2006 (the “Thirteenth Amendment”), to its Credit Agreement dated December 16, 2002 (as amended, the “Credit Agreement”) with Wachovia Bank (successor by merger to SouthTrust Bank) and Compass Bank (the “Banks”). The Banks and the Company previously entered into a series of amendments to the Credit Agreement that affect the revolving credit facility that is made available to the Company under the Credit Agreement. The Thirteenth Amendment to the Credit Agreement amends certain of the financial covenants made by the Company to the Banks.

As a condition to the Company entering into the financing transaction with Silver Canyon, Silver Canyon and the Company entered into an Intercreditor Agreement, dated as of February 15, 2006 (the “Intercreditor Agreement”), with the Banks, pursuant to which, among other things, Silver Canyon agreed that the Note is subordinate to any debt incurred by the Company under the revolving credit facility with the Banks; provided, however, that the Company is generally permitted to make regularly scheduled payments of interest and principal to Silver Canyon under the Note so long as no events of default have occurred under the Credit Agreement and such payments do not cause an event of default to occur. The Intercreditor Agreement further provides that Silver Canyon’s security interest in the assets pledged as collateral under the Security Agreement is subordinate to the Banks’ first priority security interest in such assets under the Credit Agreement.

The Note Purchase Agreement contains customary events of default, including failure by the Company to make payments when due, failure of the Company or the subsidiary guarantors to comply with specified covenants, conditions or agreements, or specified events of bankruptcy, insolvency, reorganization or similar events affecting the obligors. The Note Purchase Agreement also contains cross-default provisions under which an event of default under the Credit Agreement automatically causes an event of default to occur under the Note Purchase Agreement. The payment of all outstanding principal, interest and other amounts owing under the Note may be declared immediately due and payable by Silver Canyon upon the occurrence of an event of default. However, Silver Canyon is subject to certain standstill provisions under the Intercreditor Agreement limiting its ability to enforce its remedies upon an event of default by the Company under the Note Purchase Agreement until all obligations with respect to the debt incurred under the credit facility with the Banks has been paid in full.

The foregoing descriptions of the Note Purchase Agreement, the Note, the Security Agreement, the Intercreditor Agreement, and the Thirteenth Amendment to the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents, copies of which are filed herewith as Exhibits 10.1 through 10.5 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Note Purchase Agreement dated February 15, 2006, among the Company, Silver Canyon and the subsidiary guarantors.

10.2	Senior Secured Note Due February 15, 2007.

10.3	Security Agreement dated February 15, 2006, among the Company, the subsidiary guarantors and Wachovia Bank.

10.4	Intercreditor Agreement dated as of February 15, 2006, among the Company, the subsidiary guarantors, Wachovia Bank and Compass Bank.

10.5	Thirteenth Amendment, dated February 15, 2006, to the Credit Agreement between the Company and Wachovia Bank and Compass Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2006	PEMCO AVIATION GROUP, INC.

	By:	/s/ John R. Lee
	Name:	John R. Lee
	Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Note Purchase Agreement dated February 15, 2006, among the Company, Silver Canyon and the subsidiary guarantors.

10.2	Senior Secured Note Due February 15, 2007.

10.3	Security Agreement dated February 15, 2006, among the Company, the subsidiary guarantors and Wachovia Bank.

10.4	Intercreditor Agreement dated as of February 15, 2006, among the Company, the subsidiary guarantors, Wachovia Bank and Compass Bank.

10.5	Thirteenth Amendment, dated February 15, 2006, to the Credit Agreement between the Company and Wachovia Bank and Compass Bank.